                                                                    Exhibit 99.1

                                                                      Form No. 5
                                                                     Page 1 of 7

                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee

In re:  Mattress Discounters                     Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                           Jointly Administered
                                                                      Chapter 11

--------------------------------------------------------------------------------

                            Monthly Operating Report
          For the monthly period December 29, 2002 to January 25, 2003

                        Financial Background Information

1.  ACCOUNTING BASIS:

--------------------------------------------------------------------------------

Cash __________________                    Accrual      X
                                                   ------------
--------------------------------------------------------------------------------

2.  PREPARER INFORMATION:

---------------------------------------------------------------------------------------
Name of                                              Telephone
Preparer(s)      Address                             Number          Position
---------------------------------------------------------------------------------------
Chris Stabile    Mattress Discounters Corporation    301-856-6755    Chief Accounting
                 9822 Fallard Court                  Ext. 300        Officer
                 Upper Marlboro, MD 20772

Mike Malone      Mattress Discounters Corporation    301-856-6755    Controller
                 9822 Fallard Court                  Ext. 400
                 Upper Marlboro, MD 20772

---------------------------------------------------------------------------------------

3.  EMPLOYEE INFORMATION:

--------------------------------------------------------------------------------
Number of employees paid this period:                     587 employees
Current number of employees:                              546 employees
Gross monthly payroll:
       Officers, directors and principals                 $ 41,540
       Other employees                                    $ 1,709,935
All post-petition payroll obligations including payroll
taxes are current:                                            YES   X    NO ____
                                                                  -----

Exceptions, if any                                                     NONE

--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 2 of 7

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?

--------------------------------------------------------------------------------

YES _____________ (if yes, explain below)    NO    X
                                               -----------
--------------------------------------------------------------------------------

5.  Are all BUSINESS LICENSES or BONDS current?

--------------------------------------------------------------------------------

YES      X                                   NO _________(if no, explain below)
    ------------
--------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

6.  PRE-PETITION ACCOUNTS RECEIVABLE:

--------------------------------------------------------------------------------
A.  Beginning balance (previous month's
    balance)                                 $ 0

--------------------------------------------------------------------------------
B.  Collected this Period                    $ 0

--------------------------------------------------------------------------------
C.  Ending Balance (A minus B)               $ 0

--------------------------------------------------------------------------------

7.  POST-PETITION ACCOUNTS RECEIVABLE:

--------------------------------------------------------------------------------
A.  Beginning balance (previous month's
    balance)                                 $ 1,320,245

--------------------------------------------------------------------------------
B.  Incurred this Period                     $ 1,202,889

--------------------------------------------------------------------------------
C.  Collected this Period                    $ 1,723,835

--------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)        $ 799,299

--------------------------------------------------------------------------------

Ending Balance Aging:
--------------------------------------------------------------------------------
0 - 30 days: $799,299         31 - 60 days: $ 0           Over 60 days: $ 0
--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 3 of 7

8.  POST-PETITION ACCOUNTS PAYABLE:

--------------------------------------------------------------------------------
A.  Beginning balance (previous month's
    balance)                                 $ 1,694,840

--------------------------------------------------------------------------------
B.  Incurred this Period                     $ 9,548,989

--------------------------------------------------------------------------------
C.  Paid this Period                         $ 7,295,668

--------------------------------------------------------------------------------
D.  Ending Balance (A plus B minus C)        $ 3,948,161

--------------------------------------------------------------------------------

Ending Balance Aging:
--------------------------------------------------------------------------------
0 - 30 days: $3,948,161        31 - 60 days: $ 0         Over 60 days: $ 0
--------------------------------------------------------------------------------

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies.

9.  TAXES: Are all taxes being paid to the proper taxing authorities when due:

--------------------------------------------------------------------------------

YES      X                                   NO __________(if no, explain below)
    ------------
--------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during the Period:

--------------------------------------------------------------------------------

YES _____________ (if yes, explain below)    NO      X
                                                -----------
--------------------------------------------------------------------------------

11. Are the BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?

--------------------------------------------------------------------------------

YES       X                                  NO __________(if no, explain below)
    -------------
--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 4 of 7

________________________________________________________________________________

________________________________________________________________________________

12. INSURANCE:

--------------------------------------------------------------------------------
Description of Coverage or Policy                            Expiration Date
--------------------------------------------------------------------------------

Directors and Officers Liability                             12/30/03
Employment Practices Liability                               12/30/03
Property                                                     5/31/03
Criminal                                                     8/5/03
Umbrella Policy                                              8/5/03
Workers Compensation                                         8/5/03
Auto and truck                                               8/5/03
General Liability                                            8/5/03

--------------------------------------------------------------------------------

13. ACTIONS OF DEBTORS:

During the last month, did the Debtors:

A. Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?

--------------------------------------------------------------------------------

YES _______________ (if yes, explain below)  NO      X
                                                -----------
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________


OR consent to relief from the automatic stay (Section 362)?

--------------------------------------------------------------------------------

YES _______________ (if yes, explain below)  NO      X
                                                -----------
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________


B. Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtors?

--------------------------------------------------------------------------------

YES        X                                 NO __________(if no, explain below)
    ----------------
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

                                                                      Form No. 5
                                                                     Page 5 of 7

14. TRANSFER OR SALE OF PROPERTY:

Did the Debtors or any person with control over any of the Debtors assets transfer, convey, abandon any of Debtors' assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

--------------------------------------------------------------------------------

YES _______________ (if yes, explain below       NO     X
                                                    -----------
and attach a copy of court order authorizing the referenced action must be attached)

--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

15. PAYMENTS TO SECURED CREDITORS during the Reporting Period:

----------------------------------------------------------------------------------------------------------------------

                                                                                                    Post-Petition
                                                                Amount of each   Next Payment     Payments not Made
     Creditor             Frequency of Payments per Contract       Payment         Due Date     (numbers and amounts)
----------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Interest for period 11/30/02 to         $  25,740         2/1/03              None
                          12/31/02

----------------------------------------------------------------------------------------------------------------------
Fleet National Bank       Interest for period 11/30/02 to         $  19,304         2/1/03              None
                          12/31/02

----------------------------------------------------------------------------------------------------------------------
ARK II CLO 2001-1         Interest for period 11/30/02 to         $  19,304         2/1/03              None
Limited                   12/31/02

----------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank       Periodic principal payments on          $ 782,175           n/a               None
                          outstanding loan

----------------------------------------------------------------------------------------------------------------------
Fleet National Bank       Periodic principal payments on          $ 586,631           n/a               None
                          outstanding loan

----------------------------------------------------------------------------------------------------------------------
ARK II CLO 2001-1         Periodic principal payments on          $ 586,631           n/a               None
Limited                   outstanding loan

----------------------------------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                     Page 6 of 7

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during the Reporting Period:

---------------------------------------------------------------------------------------------------------------------

Professional                                            Service                                      Amount Paid
---------------------------------------------------------------------------------------------------------------------
Simpson Thatcher & Bartlett                       (1)   Legal Counsel to Administrative Agent     $   42,959
---------------------------------------------------------------------------------------------------------------------
FTI Consulting                                    (1)   Financial Advisors to Administrative      $   21,716
                                                        Agent
---------------------------------------------------------------------------------------------------------------------
Holland & Knight LLP                              (1)   Legal Counsel to Administrative Agent     $    5,911
---------------------------------------------------------------------------------------------------------------------
Marc Rosendorf, Esq.                              (2)   Legal Consultant                          $    8,462
---------------------------------------------------------------------------------------------------------------------
Bankruptcy Services LLC                           (3)   Administrative services                   $  134,440
---------------------------------------------------------------------------------------------------------------------
The Blackstone Group LLP                                Financial Advisors                        $        0
---------------------------------------------------------------------------------------------------------------------
Hale and Dorr LLP                                 (1)   Legal Counsel                             $  397,659
---------------------------------------------------------------------------------------------------------------------
Jones, Day, Reavis & Pogue                              Financial Advisors                        $        0
---------------------------------------------------------------------------------------------------------------------
Arent Fox Kitner Plotkin & Kahn, PLLC                   Legal Counsel                             $        0
---------------------------------------------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Capital                   Financial Advisors                        $        0
---------------------------------------------------------------------------------------------------------------------

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing such payment must be attached.

      (1) The Debtors are authorized to make such payments pursuant to Section 9(d) of the Court Order titled "Final Order Authorizing Debtors' Use of Lenders' Cash Collateral and Granting Adequate Protection Pursuant to 11 USC 361 and 363 and FED. R. BANKR. P. 4001" attached hereto as Exhibit A.

      (2) The Debtors are authorized to make such payments pursuant to Section 2 of the Court Order titled "Order Authorizing the Employment and Compensation of Professionals in the Ordinary Course of Business" attached hereto as Exhibit B.

      (3) The Debtors are authorized to make such payments pursuant to Section 3 of the Court Order titled "Order Pursuant to 28 USC 156(c) Authorizing the Appointment of Bankruptcy Services LLC as Agent of the Bankruptcy Court" attached hereto as Exhibit C.

17. QUARTERLY U.S. TRUSTEE FEES paid during the Reporting Period:

--------------------------------------------------------------------------------
                                                    Monthly Disbursements
--------------------------------------------------------------------------------
Month 1 (current quarter)                           $  11,068,426
Month 2(current quarter)                            $           0
Month 3(current quarter)                            $           0
Total                                               $  11,068,426
--------------------------------------------------------------------------------

Quarter Fee Paid $  10,500
                    ------

                                                                      Form No. 5
                                                                     Page 7 of 7

18. VERIFICATION:

I declare under penalty of perjury that the information contained in this Monthly Operating report (including schedules) is true and correct to the best of my knowledge, information and belief.

                                            DEBTORS IN POSSESSION

                                            By: /s/ Rick Frier
                                                ------------------------
                                                Rick Frier
                                                Chief Financial Officer
                                                9822 Fallard Court
                                                Upper Marlboro, MD 20772
                                                301-856-6755 ext 248

                                                                      Form No. 6


                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee


In re:  Mattress Discounters                     Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                           Jointly Administered
                                                                      Chapter 11


                            Monthly Operating Report
                                Income Statement
          For the monthly period December 29, 2002 to January 25, 2003



                                See Attached Form

                        MATTRESS DISCOUNTERS CORPORATION
                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
       FOR THE PERIOD OCTOBER 23, 2002 TO JANUARY 25, 2003 (IN THOUSANDS)
               (ALL AMOUNTS REPRESENT POST PETITION TRANSACTIONS)

                                                       10/23/2002 -         11/24/2002 -          12/29/2002-
                                                        11/24/02             12/28/02              01/25/03                YTD
                                                   ----------------        --------------       ---------------       -------------

Net sales                                                    14,130                11,018                 7,982             33,130

Cost of sales                                                11,204                10,087                 5,947             27,238
                                                   ----------------        --------------       ---------------       -------------

Gross profit                                                  2,926                   931                 2,035              5,892

General and administrative expenses                           6,583                 7,335                 3,762             17,680
Reserve for goodwill                                              -                53,252                     -             53,252
Gain on disposal of assets                                        -                (6,019)                    -             (6,019)
                                                   ----------------        --------------       ---------------       -------------

Loss from operations                                         (3,657)              (53,637)               (1,727)           (59,021)

Other income (expense):
         Interest income                                          5                     3                     6                 14
         Interest expense                                    (1,973)                  930                  (235)            (1,278)
                                                   ----------------        --------------       ---------------       -------------

         Net loss                                            (5,652)              (52,704)               (1,956)           (60,285)
                                                   ================        ==============       ===============       =============

                                                                      Form No. 8


                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee


In re:  Mattress Discounters                     Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                           Jointly Administered
                                                                      Chapter 11


                           CASH RECONCILIATION REPORT
                                Operating Account
                             As of January 25, 2003



                                See Attached Form

MATTRESS DISCOUNTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the One Month Ended January 26, 2002 and January 25, 2003 (in thousands)

                                                            2002            2003
                                                         -----------     -----------
                                                         (Unaudited)     (Unaudited)
Cash flows from operating activities:
     Net loss                                            $    (3,649)    $    (1,956)
     Adjustments to reconcile net loss to net cash
     used in operating activities:
          Depreciation and amortization                          353             185
          Accretion of discount on Senior Notes                   53               -
          Amortization of debt issue costs                       156             118
          Provision for obsolete inventory                         -              65
          Changes in operating assets and liabilities:
             Accounts receivable                                 235             520
             Inventories                                        (390)           (330)
             Prepaid expenses and other assets                   (81)            898
             Accounts payable and accrued expenses            (8,243)          1,589
             Other noncurrent liabilities                         23              (2)
                                                            --------        --------

                 Net cash used in operating activities       (11,543)          1,087
                                                            --------        --------

Cash flows from investing activities:
     Property and equipment expenditures                        (147)              -
                                                            --------        --------

                 Net cash used in investing activities          (147)              -
                                                            --------        --------

Cash Flows from financing activities:
     Payments on long-term debt                               (2,587)         (1,956)
     Long Term Borrowings                                     12,500               -
     Payment of debt issue costs                                (386)              -
                                                            --------        --------

                 Net cash used in financing activities         9,527          (1,956)
                                                            --------        --------

Net decrease in cash and cash equivalents                     (2,163)           (869)

Cash and cash equivalents:
     Beginning of period                                       3,861           7,902
                                                            --------        --------
     End of period                                             1,698           7,033
                                                            ========        ========

                                                                     Form No. 10


                         United States Bankruptcy Court
                          For the District of Maryland
                       Office of the United States Trustee


In re:  Mattress Discounters                     Case Nos. 02-22330 and 02-22331
        Corporation and TJB, Inc.                           Jointly Administered
                                                                     Chapter 11


                                  BALANCE SHEET
                             As of January 25, 2003


                                See Attached Form

MATTRESS DISCOUNTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 28, 2002 and January 25, 2003 (in thousands)


                                                                           December 28, 2002      January 25, 2003
                                                                           -----------------      ----------------
                             ASSETS                                           (Unaudited)            (Unaudited)
Current assets:
     Cash and cash equivalents                                             $           7,902      $          7,033
     Accounts receivable                                                               1,320                   800
     Inventories                                                                       6,561                 6,826
     Assets held for sale                                                                400                   400
     Prepaid expenses and other current assets                                         4,065                 3,157
                                                                           -----------------      ----------------
               Total current assets                                                   20,248                18,216

Property and equipment, net                                                            4,124                 3,941
Debt issue costs and other assets                                                      9,981                 9,871
                                                                           -----------------      ----------------
               Total assets                                                $          34,353      $         32,028
                                                                           =================      ================

                LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current liabilities not subject to compromise:
     Current portion of long-term debt                                     $          21,690      $         19,734
     Accounts payable and accrued expenses                                            14,809                16,467
                                                                           -----------------      ----------------
                                                                                      36,499                36,201
                                                                           -----------------      ----------------

Current liabilities subject to compromise:
     Current portion of long-term debt                                               134,712               134,712
     Accounts payable and accrued expenses                                            48,207                48,138
                                                                           -----------------      ----------------
                                                                                     182,919               182,850
                                                                           -----------------      ----------------

               Total current liabilities                                             219,418               219,051
                                                                           -----------------      ----------------

Long-term debt, excluding current portion                                                  -                     -
Other noncurrent liabilities                                                           3,088                 3,086
                                                                           -----------------      ----------------

               Total liabilities                                                     222,506               222,137
                                                                           -----------------      ----------------

Stockholder's deficiency:
     Common stock                                                                          -                     -
     Additional paid-in capital                                                       27,014                27,014
     Accumulated deficit                                                            (215,167)             (217,123)
                                                                           -----------------      ----------------
               Total stockholder's deficiency                                       (188,043)             (190,109)
                                                                           -----------------      ----------------
               Total liabilities and stockholder's deficiency              $          34,453      $         32,028
                                                                           =================      ================